UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT AND PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2016

BLUE EARTH, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-54669 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

235 Pine Street, Suite 1100

San Francisco, CA  94104

(Address of principal executive offices)(Zip Code)

(415) 964-4411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously disclosed on July 25, 2016 on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 19, 2016, the Joint Plan of Reorganization of Blue Earth, Inc. (the “Company”) and its wholly-owned subsidiary, Blue Earth Tech, Inc. (collectively, with the Company, “Blue Earth”) and Jackson Investment Group, LLC (the “Plan”) was approved by the United States Bankruptcy Court for the Northern District of California, San Francisco Division (the “Court”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) under the caption  In re Blue Earth Inc., et al., Case No. 30296-DM.

On August 23, 2016, the Company filed its monthly operating report for the period from July 1, 2016 to July 31, 2016 (the “Monthly Operating Report”) with the Court. The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has filed a Form 15 with the U.S. Securities and Exchange Commission to suspend its duty to file  reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The suspension will be effective on or about October 31, 2016.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Case and is in a format acceptable to the Court. The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act which are not being filed and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The Company also cautions that pursuant to the terms of the Plan all equity securities of the Company have been cancelled and there should be no trading in its securities.

Forward-Looking Statements

Certain statements contained in this report may be deemed to be forward-looking under the Federal securities laws.  The Company intends that all such forward-looking statements be subject to the safe harbor created under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are furnished with this report:

99.1

Monthly Operating Report of Blue Earth, Inc. for the period July 1, 2016 to July 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2016

By: /s/  G. Robert Powell

Name: G. Robert Powell,

Title: Chief Executive Officer

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